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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 18, 1999
                                        ----------------
                        (Date of earliest event reported)



                             POLYMER SOLUTIONS INC.
             (Exact name of Registrant as specified in its charter)


       Nevada.  U.S.A                   0-18583               88-0360526
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(State or other jurisdiction    (Commission file number)    (IRS Employer
      of incorporation)                                    Identification No.)


1569 Dempsey Road, North Vancouver, British Columbia, CANADA      V7K 1S8
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(Address of Principal Executive Office)                          (Zip Code)

Registrant's telephone number, including area code    (604) 683-3473
                                                   ----------------------------
                                 not applicable
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(Former name or former address, if changed since last report)



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

        Alternative Materials Technology, Inc. (the "Buyer"), a wholly-owned subsidiary of Polymer Solutions, Inc. ("the Registrant") has purchased from Frederick Parkinson (the "Seller") all of the capital stock of U.S. Cellulose Co., a California corporation (the "Company") pursuant to a Stock Purchase Agreement (the "Agreement") dated October 18, 1999 between Buyer, Seller and the Company. The purchase price for the Company was $1,000,000 in cash.

        Pursuant to the Agreement and as an inducement to the Seller, the Registrant has entered into a Continuing Guaranty for performance obligations under the Company's Severance Plan which provides certain benefits to employees of the Company upon a change in ownership.

        The Registrant entered into Consulting Agreements with the Seller and a senior officer of the Company, in order to provide for continuity of management and a smooth transition to new ownership. Each of these consulting agreements provides, among other things, services based upon a monthly fee of $10,000 and $5,000 respectively. Services shall be provided for a term of 30 days, with two options to extend the term further for another 30 days each or at the option of the Registrant, and further provides for termination upon 30 days written notice.

        Pursuant to the Agreement, and as a material inducement to Buyer, the Seller has entered into an Agreement not to compete with the Registrant's business for a period of five years.

        The entire purchase price for the acquisition was funded through the repricing of certain warrants to encourage their exercise and by way of two private placements completed on July 5, 1999 through a Short Form Offering Document and through an Offering Memorandum completed July 30, 1999, details of which are contained in Registrant's Current Report on Form 8-K filed on August 20, 1999 which is incorporated herein by reference.

        The Company is engaged in the business of development, production and sale of water-based and other coatings to industrial users. In connection with the acquisition, the Registrant acquired the Company's intellectual property rights, contracts, commitments and assets, consisting primarily of personal property, inventory, equipment and accounts receivable. The Registrant intends to use all the real property leased by the Company, as well as all structures, fixtures and improvements located on such property. The Registrant acknowledged and consented to the assignment and assumption of the leased property.

        No material relationship exists between either the Seller or the Company and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. The consideration under the Stock Purchase

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        Agreement, the Registrant's guaranty, and the consulting agreements were each determined by arms' length negotiations between the Registrant and the Seller.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a) The Audited Financial Statements of U.S. Cellulose Co., Inc. for a period one year ending June 30, 1999 will be disclosed as an Amendment to this Form 8-K and will be available within the required 60 day time period commencing November 1,1999.

   (b) The Pro Forma Financial information will be disclosed as an Amendment to this Form 8-K and will be available within the required 60 days time period commencing November 1, 1999.

   (c)  Exhibit

        2.1 Stock Purchase Agreement dated October 15, 1999, by and between Alternative Materials Technology, Inc. ,U.S. Cellulose Co., and Frederick Parkinson.

        2.2 Continuing Guaranty dated October 19, 1999, by and between the Registrant and the Seller.

        2.3     U.S. Cellulose Employee Severance Plan effective October 15,
                1999.

        2.4 Assignment and Assumption of Lease; Acknowledgement and consent thereto dated October 19, 1999, by and between Fred Yrueta and U.S. Cellulose Co.

        2.5 Consulting Agreement dated October 19, 1999, by and between Alternative Materials Technology, Inc. and Frederick Parkinson.

        2.6 Consulting Agreement dated October 19, 1999, by and between Alternative Materials Technology, Inc. and Barbara Parkinson

        2.7 Agreement Not To Complete dated October 19, 1999 between Alternative Materials Technology, Inc., U.S. Cellulose Co. and Frederick Parkinson.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POLYMER SOLUTIONS, INC.


  Date     November 1, 1999          /s/ GORDON ELLIS
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                                     Gordon L. Ellis, Chairman of the Board